UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 14, 2005

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.05 Costs Associated with Exit or Disposal Activities

This amendment updates the disclosure to Item 2.05 of the Current Report on Form 8-K filed by Oracle Corporation (“Oracle”) on January 21, 2005.

On January 14, 2005, Oracle announced that as part of its PeopleSoft integration plan (the “Plan”), it would be reducing the size of its combined workforce. In its Form 8-K filing on January 21, 2005, Oracle reported that it had determined in good faith that it was presently unable to make an estimate of the costs to be incurred in connection with the Plan. On January 26, 2005, Oracle disclosed that it estimates total acquisition and restructuring charges related to the Plan will be between $500 million and $900 million, most of which are estimated to require the outlay of cash. Oracle expects that $100 million to $300 million of this total will be Oracle restructuring charges related principally to severance costs. Acquisition charges related to the restructuring of PeopleSoft operations, principally related to severance costs and real estate related charges, are estimated to be $400 million to $600 million. Additional details regarding these estimates will be provided in the pro forma financial information prepared in accordance with Article 11 of Regulation S-X with respect to the acquisition of PeopleSoft, which will be filed pursuant to an amendment to the Item 9.01(b) disclosure of the Current Report on Form 8-K filed by Oracle on January 3, 2005.

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Oracle’s future financial position and results, are forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. Oracle undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: January 31, 2005	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Executive Vice President and Chief Financial Officer

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